UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 11 2015

(Date of earliest event reported): May 28, 2015

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20-4956638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285

Roseville, California 95661-3875

(Address of Principal Executive Offices) (Zip Code)

(916) 770-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Solar Power, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) on June 3, 2015 (the “Original Form 8-K”) disclosing, among other things, the Company’s acquisition of 80% of the equity interest in Solar Juice Pty Ltd (“Solar Juice”) on May 28, 2015. This Form 8-K/A includes the historical financial information of Solar Juice and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited balance sheets of Solar Juice Pty Ltd. as of June 30, 2014 and 2013, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the year ended June 30, 2014 and 2013, including the notes thereto, and the Independent Auditors’ Report, are attached as Exhibit 99.1 to this Form 8-K/A.

The unaudited interim condensed balance sheets of Solar Juice Pty Ltd as of December 31, 2014 and 2013, and the related interim condensed statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the six-month period ended December 31, 2014 and 2013, including the notes thereto, are attached as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2015, and the pro forma condensed combined statement of operations for the year ended December 31, 2014 and the three-month period ended March 31, 2015, and the accompanying notes, are attached as Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Audited balance sheets of Solar Juice Pty Ltd as of June 30, 2014 and 2013, and the related statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the years ended June 30, 2014 and 2103, including the notes thereto and the Independent Auditors’ report.

99.2	Unaudited interim condensed balance sheet of Solar Juice Pty Ltd as of December 31, 2014 and 2013, the related interim condensed statements of profit or loss and other comprehensive income, changes in equity, and cash flows for the six-month period ended December 31, 2014 and 2013, including the notes thereto.

99.3	Unaudited pro forma condensed combined balance sheet as of March 31, 2015, and the pro forma condensed combined statement of operations for the year ended December 31, 2014 and the period from the three-month period ended March 31, 2015, and the accompanying notes.

Forward-Looking Statements

This Form 8-K/A contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, particularly with respect to the Company’s acquisition of 80% of the equity interest in Solar Juice. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “project,” “assume,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates, including the estimates and assumptions related to the preparation of the pro forma financial information contained herein, and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in the forward-looking statements due to a variety of risks and uncertainties and other factors.

Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on May 15, 2015 (including under the headings “Forward Looking Statements” and “Risk Factors”) and other reports filed with the SEC. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

By	/s/ Amy Jing Liu
	Name:	Amy Jing Liu
	Title:	Chief Financial Officer

Date: August 11, 2015